                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                   ----------------

                                       FORM 8-K
                                   ----------------

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 18, 1997


                               SOFTWARE ARTISTRY, INC.
                (Exact name of registrant as specified in its charter)

           Indiana                     0-25578               35-1731589
(State or other jurisdiction  (Commission file number)  (I.R.S. Employer
of incorporation)                                       Identification Number)



9449 Priority Way West Drive, Indianapolis, IN         46240
(Address of principal executive offices)             (Zip code)



                                    (317) 843-1663
                 (Registrant's telephone number, including area code)



                                    Not applicable
            (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

On December 18, 1997, International Business Machines Corporation, a New York corporation ("IBM"), Hoosier Acquisition Corp., an Indiana corporation (the "Purchaser") and a wholly-owned subsidiary of IBM, and Software Artistry, Inc. (the "Company") entered into an Agreement and Plan of Merger in accordance with the terms and subject to the conditions of which (i) the Purchaser has commenced a tender offer (the "Offer") for all oustanding shares of Common Stock of the Company at a price of $24.50 per share, net to the seller in cash, without interest thereon and (ii) following the purchase by the Purchaser of at least a majority of the outstanding shares of Common Stock (on a fully diluted basis) pursuant to the Offer, the Purchaser will merge with and into the Company with all shares of Common Stock not owned by the Purchaser being converted into a right to receive the price per share paid in the Offer.

ITEM 7.   EXHIBITS

Exhibit Number                       Description
--------------                       -----------
  2                                  Agreement and Plan of Merger Among
                                     International Business Machines, Hoosier
                                     Acquisition Corp. and Software Artistry,
                                     Inc. dated December 18, 1997.(*)

 10 Shareholder Agreement among International Business Machines Corporation, Hoosier Acquisition Corp. and certain
                                     Shareholders of Software Artistry, Inc.
                                     dated December 18, 1997(*)

 99                                  Press release dated December 19, 1997(*)

----------------
(*) Previously filed as an exhibit to Schedule 14D-9 filed by Software Artistry, Inc. on December 23, 1997.


                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 5, 1998

SOFTWARE ARTISTRY, INC.

/s/ W. Scott Webber
-----------------------------------
W. Scott Webber
President, Chief Executive Officer
and Director
(Principal Executive Officer)


/s/ Thomas E. Vanneman
-----------------------------------
Thomas E. Vanneman
Vice President, Finance and Administration,
Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)

                                    EXHIBIT INDEX


Exhibit Number                       Description
--------------                       -----------
  2                                  Agreement and Plan of Merger Among
                                     International Business Machines, Hoosier
                                     Acquisition Corp. And Software Artistry,
                                     Inc. dated December 18, 1997.(*)

 10 Shareholder Agreement among International Business Machines Corporation, Hoosier Acquisition Corp. and certain
                                     Shareholders of Software Artistry, Inc.
                                     dated December 18, 1997(*)

 99                                  Press release dated December 19, 1997(*)

----------------
(*) Previously filed as an exhibit to Schedule 14D-9 filed by Software Artistry, Inc. on December 23, 1997.